Fees Summary	Oct. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 158,206,104
Previously Paid Amount	21,629.95
Total Fee Amount	21,767.49
Total Offset Amount	0
Net Fee	$ 137.54